UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(832) 834-9144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07, on June 14, 2023, the stockholders of Salarius Pharmaceuticals, Inc. (the “Company”) voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Amended and Restated Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (the “A&R ESPP”). The Company’s Board of Directors previously approved the A&R ESPP, subject to stockholder approval at the Annual Meeting.

The A&R ESPP, among other things, (i) reserves an additional 125,000 shares of common stock of the Company for issuance thereunder, (ii) extends the term of the feature that automatically increases the share reserve annually until January 1, 2028, and (iii) increases the size of the automatic annual increase to an amount equal to the lesser of (a) 2% of the total number of shares of the Company’s capital stock outstanding on December 31st of the preceding calendar year and (b) 75,000 shares of common stock.

A copy of the A&R ESPP is filed as Exhibit 10.1 to this report and is incorporated by reference in this Item 5.02. The material terms of the A&R ESPP as so amended and restated are described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 14, 2023, Company held its Annual Meeting. Four proposals were submitted to stockholders at the Annual Meeting as described in the Proxy Statement for the Annual Meeting and voted on at the Annual Meeting. At the Annual Meeting, the stockholders voted and: (1) elected each of the Company’s three nominees for Class II director; (2) approved the A&R ESPP; (3) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and (4) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposals and the results of the stockholder votes are as follows:

1. Proposal to elect three Class II directors to serve until the 2026 annual meeting or until their successors are duly elected and qualified:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David J. Arthur	270,248	632	43,593	727,170
Bruce J. McCreedy	267,578	641	46,254	727,170
Jonathan Lieber	269,684	547	44,242	727,170

2. Proposal to approve the Amended and Restated Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,289	74,630	15,554	727,170

3. Proposal to provide a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
216,044	85,774	12,655	727,170

4. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
913,353	103,072	25,218

Item 9.01 Financial Statements and Exhibits.

Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

10.1	Amended and Restated Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: June 14, 2023	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Financial Officer